AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is dated as of December 12, 2001, between Amexdrug Corporation, a California corporation ("Amex CA") and Amexdrug Corporation, a Nevada corporation ("Amex NV").

WITNESSETH

         WHEREAS, the Board of Directors of Amex CA have deemed it to be in the best interest of Amex CA to change its domicile from the state of California to the state of Nevada; and

         WHEREAS, Amex CA has authorized an capitalization of 10,000,000 shares of common stock, $.001 par value ("Amex CA Common Stock") of which, 1,049,398 were issued and outstanding as of December 11, 2001; and

         WHEREAS, Amex NV has an authorized capitalization of 50,000,000 shares of common stock, $.001 par value ("Amex NV Common Stock") of which, 100 shares were issued and outstanding as of December 11, 2001; and

         WHEREAS, the Board of Directors of Amex CA and Amex NV, deem it advisable for Amex CA to merge with and into Amex NV in accordance with the provisions of the California Corporations Code and the Nevada Revised Statutes.

         NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, Amex CA and Amex NV agree that Amex CA shall merge with and into and Amex NV. Amex NV shall be the corporation surviving the Merger and the terms and conditions of the Merger, the mode of carrying it into effect and the manner and basis of converting shares in Merger shall be as follows:

                                    ARTICLE I

                                   The Merger

         (a) Subject to and in accordance with the provisions of this Agreement, Articles of Merger shall be executed by Amex CA and Amex NV and filed in the Offices of the Secretary of States of the State of California and the State of Nevada as provided in Section 1108 of the California Corporations Code and
Section 92A.200 of the Nevada Revised Statutes, respectively.

         (b) The Merger shall become effective at the time ("Effective Time") of filing of the Certificate of Merger with the Secretary of State of Nevada in accordance with Section 92A.240 of the Nevada Revised Statutes.

         (c) At the Effective Time, Amex CA shall be merged with and into Amex NV. Amex NV shall be designated as the surviving corporation and shall continue its corporate existence


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under the laws of the State of Nevada and the separate existence of Amex CA shall cease (Amex CA and Amex NV are referred to herein as the "Constituent Corporations" and Amex NV, the corporation designated as the surviving corporation, is referred to herein as the "Surviving Corporation").

         (d) Prior to and after the Effective Time, Amex CA and Amex NV, respectively shall take all such action as may be necessary or appropriate in order (i) to effect the Merger, and (ii) thereafter carry out the purposes of this Agreement to vest in the Surviving Corporation all the rights, privileges, immunities and franchises, as of a public or a private nature, of each Constituent Corporation; and all property, real, personal and mixed, and all debts and all choses in action, and all and every other interest of or belonging to or due to, each Constituent Corporation, and the officers and Directors of each Constituent Corporation as of the Effective Time shall take all such action.

                                   ARTICLE II

                          Terms of Conversion of Shares

         Shares of Amex CA Common Stock may be converted to shares of Amex NV Common stock on a one share for one share basis.

                                   ARTICLE III

                      Articles of Incorporation and By-Laws

         (a) From and after the Effective Time, the Articles of Incorporation of Amex NV as in effect immediately prior to the Effective Time shall be and continue to be the Articles or Incorporation of the Surviving Corporation until amended.

                                   ARTICLE IV

                             Directors and Officers

         The persons who are Directors and officers of Amex NV immediately prior to the Effective Time shall continue as the Directors and officers, respectively, of the Surviving Corporation and shall continue to hold office as provided in the By-Laws of the Surviving Corporation. If, at or following the Effective Time, a vacancy shall exist in the Board of Directors or in the position of any officer of the Surviving Corporation, such vacancy may be filled in the manner provided in the By-Laws of the Surviving Corporation.





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                                    ARTICLE V

                               Stock Certificates

         Following the Effective Time, each holder of an outstanding certificate or certificates theretofore representing shares of Amex CA Common Stock may, but shall not be required to, surrender the same to Amex NV for cancellation and exchange or transfer, and each such holder or transferee thereof will be entitled to receive a certificate of certificates representing the same number of shares of Amex NV Common Stock as the number of shares of Amex CA Common Stock previously represented by the stock certificate or certificates surrendered. Until so surrendered for cancellation and exchange or transfer, each outstanding certificate which, prior to the Effective Time, represented shares of Amex CA Common Stock shall be deemed and treated for all corporate purpose to represent the ownership of the same number of the shares of Amex NV as though such surrender for cancellation and exchange or transfer thereof had taken place. The stock transfer books for Amex CA Common Stock shall be deemed to be closed at the Effective Time, and no transfer of shares of Amex CA Common Stock outstanding immediately prior to the Effective Time shall thereafter be made on such books. Following the Effective Time, the holders of certificates representing Amex CA outstanding immediately before the Effective Time shall cease to have any rights with respect to stock of the Surviving Corporation and their sole rights shall be with respect to the Amex NV Common Stock into which their shares of Amex CA Common Stock shall have been converted in the Merger.

                                   ARTICLE VI

                            Conditions to the Merger

         Consummation of the Merger is subject to the satisfaction of the following conditions:

         (a) The Merger shall have received such approval of the Board of Directors and shareholders of each Constituent Corporation entitled to vote thereon as is required by the California Corporations Code, the Nevada Revised Statutes and the Articles of Incorporation of each Constituent Corporation.

         (b) The Amex CA and Amex NV shall have fulfilled all statutory requirements for the valid consummation of the Merger.

         (c) Amex CA and Amex NV shall have furnished corporate resolutions and/or other documentary evidence satisfactory to counsel for each that this Agreement has properly been submitted to and received approval from the Board of Directors of each party as required by applicable law.



                                   ARTICLE VII

                        Amendment, Waiver and Termination



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         (a) Amex CA and Amex NV by mutual consent of their respective Boards of
Directors may amend, modify or supplement this Agreement or waive any condition set forth in Article VI hereof in such manner as may be agreed upon by them in writing, at any time before or after approval of this Agreement by the shareholders of Amex CA, but not after the time that the Articles of Merger are filled with the Nevada Secretary of State ("Filing Time"); provided, however, that no such amendment, modification, supplement or waiver shall, in the sole judgment of the Board of Directors of Amex CA, materially adversely affect the rights of the shareholders of Amex CA.

         (b) Consummation of the Merger may be deferred by the Boards of Directors of either party or any authorized officer of either party for a reasonable period of time if said Board or officer determines such deferral would be in the best interest of its respective corporation or its shareholders.

         (c) This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Filing Time, whether before or after approval of this Agreement by the shareholders of Amex CA, by action of the Board of Directors of Amex CA, by the shareholders of Amex NV or by action of the Board of Directors of Amex NV if said Board of Directors determines for any reason that the consummation of the transactions herein provided for would for any reason be inadvisable or not in the best interests of Amex CA, Amex NV or their respective shareholders.

                                  ARTICLE VIII

                                  Miscellaneous

         (a) This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         (b) This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

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         IN WITNESS WHEREOF, Amex CA and Amex NV pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Directors, have each caused this Agreement and Plan of Merger to be executed by its President.

                                                    AMEXDRUG CORPORATION,
                                                    a California corporation



                                                    /s/ Jack Amin
                                                    ----------------------------
                                                    Jack Amin, President



                                                    AMEXDRUG CORPORATION,
                                                    a Nevada corporation



                                                    /s/ Jack Amin
                                                    ----------------------------
                                                    Jack Amin, President



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